EXHIBIT 21.1

CNL Healthcare Properties, Inc.

Subsidiaries of the Registrant

All entities were formed in Delaware, unless otherwise noted, and all entities do business under the name listed, unless otherwise noted.

1.	CHP 959 Lane CA MOB Owner, LLC
2.	CHP 971 Lane CA MOB Owner, LLC
3.	CHP Albuquerque NM Owner, LLC
4.	CHP Albuquerque NM Tenant Corp. (d/b/a Palmilla Senior Living) in New Mexico
5.	CHP Albuquerque NM land Owner, LLC
6.	CHP Anderson IN Senior Living Owner, LLC
7.	CHP Auburn WA Owner, LLC
8.	CHP Auburn WA Tenant Corp. (d/b/a Prestige Senior Living Auburn Meadows) in Washington
9.	CHP Austin TX Holding GP, LLC
10.	CHP Austin TX Holding, LP
11.	CHP Austin TX Owner GP, LLC
12.	CHP Austin TX Senior Living Owner, LP
13.	CHP Austin TX Tenant Corp. (d/b/a The Pavilion at Great Hills) in Texas
14.	CHP Batesville Healthcare Owner, LLC
15.	CHP Bay Medical CA MOB Owner, LLC
16.	CHP Beaumont TX Surgical Owner, LLC
17.	CHP Beaverton OR Owner, LLC
18.	CHP Beaverton OR Tenant Corp. (d/b/a Prestige Senior Living Beaverton Hills) in Oregon
19.	CHP Bend OR MOB Owner, LLC
20.	CHP Bend-High Desert OR Owner, LLC
21.	CHP Bend-High Desert OR Tenant Corp. (d/b/a Prestige Senior Living High Desert) in Oregon
22.	CHP Billings MT Owner, LLC
23.	CHP Billings MT Tenant Corp. (d/b/a MorningStar of Billings) in Montana
24.	CHP Birmingham AL MOB Owner, LLC
25.	CHP Boise ID Owner, LLC
26.	CHP Boise ID Tenant Corp. (d/b/a MorningStar of Boise) in Idaho
27.	CHP Broadway Healthcare Owner, LLC
28.	CHP Calvert MOB Owner, LLC
29.	CHP Cary NC MOB Owner, LLC
30.	CHP Cascadia Partners I, LLC
31.	CHP Central Wing Annex MOB Owner, LLC

32.	CHP Chapel Hill NC MOB Owner, LLC
33.	CHP Chestnut Commons OH MOB Owner, LLC
34.	CHP Chula Vista CA MOB Owner, LLC
35.	CHP Cincinnati OH MOB Owner, LLC
36.	CHP Claremont CA Owner, LLC
37.	CHP Claremont Holding, LLC
38.	CHP Clyde NC MOB Owner, LLC
39.	CHP Collierville TN Owner, LLC
40.	CHP Collierville TN Tenant Corp. (d/b/a Hearthside Senior Living of Collierville) in Tennessee
41.	CHP Columbia MO Plaza 1 MOB Owner, LLC
42.	CHP Columbia MO Plaza 2 MOB Owner, LLC
43.	CHP Columbia MO Plaza 4 MOB Owner, LLC
44.	CHP Columbia SC Owner, LLC
45.	CHP Coral Springs FL MOB Owner, LLC
46.	CHP Corvallis-West Hills OR Owner, LLC
47.	CHP Corvallis-West Hills OR Tenant Corp. (d/b/a Prestige Senior Living West Hills) in Oregon
48.	CHP Cypress Partners I, LLC
49.	CHP Duluth GA Senior Living Owner, LLC
50.	CHP Duluth GA Tenant, LLC
51.	CHP Dunkirk MOB Owner, LLC
52.	CHP Durham NC MOB Owner, LLC
53.	CHP Escondido CA MOB Owner, LLC
54.	CHP Frederick MD - Liberty MOB Owner, LLC
55.	CHP Frederick MD - Patriot MOB Owner, LLC
56.	CHP Glendale CA MOB Owner, LLC
57.	CHP GP, LLC
58.	CHP Grand Junction CO Senior Living, LLC
59.	CHP Grayson GA Owner, LLC
60.	CHP Grayson GA Tenant Corp.
61.	CHP Greenville SC Owner, LLC
62.	CHP Greenville SC Tenant Corp.
63.	CHP Gresham-Huntington Terrace OR Owner, LLC
64.	CHP Gresham-Huntington Terrace OR Tenant Corp. (d/b/a Prestige Senior Living Huntington Terrace) in Oregon
65.	CHP Gulf Breeze FL Senior Living Owner, LLC
66.	CHP Gulf Breeze FL Tenant Corp. (d/b/a The Beacon at Gulf Breeze) in Florida
67.	CHP Henderson NV Pavilion IV MOB Owner, LLC

68.	CHP Henderson NV Pavilion V MOB Owner, LLC
69.	CHP Henderson NV Pavilion VI MOB Owner, LLC
70.	CHP Hospital Holding, LLC
71.	CHP Houston TX Hospital Land Owner, LLC
72.	CHP Houston TX Hospital Owner, LLC
73.	CHP Houston TX MOB Owner, LLC
74.	CHP Huntersville MOB Parent, LLC
75.	CHP Huntersville NC MOB Owner, LLC
76.	CHP Hurst TX Surgical Owner, LLC
77.	CHP Idaho Falls ID Owner, LLC
78.	CHP Idaho Falls ID Tenant Corp. (d/b/a MorningStar of Idaho Falls) in Idaho
79.	CHP IP Holding Company
80.	CHP Isle at Cedar Ridge TX Owner, LLC
81.	CHP Isle at Cedar Ridge TX Tenant Corp. (d/b/a Isle at Cedar Ridge) in Texas
82.	CHP Isle at Watercrest-Bryan TX Owner, LLC
83.	CHP Isle at Watercrest-Bryan TX Tenant Corp. (d/b/a Isle at Watercrest-Bryan and Watercrest at Bryan) in Texas
84.	CHP Isle at Watercrest-Mansfield TX Owner, LLC
85.	CHP Isle at Watercrest-Mansfield TX Tenant Corp. (d/b/a Isle at Watercrest-Mansfield) in Texas
86.	CHP Jacksonville FL MOB Owner, LLC
87.	CHP Jasper AL Owner, LLC
88.	CHP Jasper AL Tenant Corp. (d/b/a Harborchase of Jasper) - (Florida)
89.	CHP Jefferson Commons Condo MOB Owner, LLC
90.	CHP Jonesboro Healthcare Owner, LLC
91.	CHP JV SL Development Holding, LLC
92.	CHP Katy TX Member, LLC
93.	CHP Knoxville Plaza A MOB Owner, LLC
94.	CHP Knoxville Plaza B MOB Owner, LLC
95.	CHP Knoxville TN MOB Owner, LLC
96.	CHP Knoxville TN MOB Parent, LLC
97.	CHP Lake Zurich IL Owner, LLC
98.	CHP Lake Zurich IL Tenant Corp. (d/b/a Cedar Lake Assisted Living & Memory Care) in Illinois
99.	CHP Lancaster OH Senior Living Owner, LLC
100.	CHP Las Vegas NV Rehab Owner, LLC
101.	CHP Layton UT Owner, LLC
102.	CHP Layton UT Tenant Corp. (d/b/a Fairfield Village of Layton and Fairfield Village Rehabilitation) in Utah
103.	CHP Leawood KS MOB Owner, LLC

104.	CHP Legacy Ranch TX Owner, LLC
105.	CHP Legacy Ranch TX Tenant Corp. (d/b/a Legacy Ranch) in Texas
106.	CHP Lincoln Plaza AZ MOB Owner, LLC
107.	CHP Longview-Monticello Park WA Owner, LLC
108.	CHP Longview-Monticello Park WA Tenant Corp. (d/b/a Prestige Senior Living Monticello Park) in Washington
109.	CHP Magnolia Healthcare Owner, LLC
110.	CHP Maplewood MN Owner, LLC
111.	CHP Maplewood MN Tenant Corp. (d/b/a The Shores of Lake Phalen) in Minnesota and Florida
112.	CHP Margate FL Medical Park Owner, LLC
113.	CHP Marietta GA Senior Living Owner, LLC
114.	CHP Marietta GA Tenant, LLC
115.	CHP Matthews MOB Parent, LLC
116.	CHP Matthews NC MOB Owner, LLC
117.	CHP Meadows Place TX Holding GP, LLC
118.	CHP Meadows Place TX Holding, LP
119.	CHP Meadows Place TX Owner GP, LLC
120.	CHP Meadows Place TX Senior Living Owner, LP
121.	CHP Meadows Place TX Tenant Corp. (d/b/a The Hampton at Meadows Place) in Texas
122.	CHP Medford-Arbor Place OR Owner, LLC
123.	CHP Medford-Arbor Place OR Tenant Corp. (d/b/a Prestige Senior Living Arbor Place Memory Care and Prestige Senior Living Arbor Place) in Oregon
124.	CHP Medical Arts MOB Owner, LLC
125.	CHP MetroView-Charlotte MOB Parent, LLC
126.	CHP MetroView-Charlotte NC MOB Owner, LLC
127.	CHP Midtown-Charlotte MOB Parent, LLC
128.	CHP Midtown-Charlotte NC MOB Owner, LLC
129.	CHP Mine Creek Healthcare Owner, LLC
130.	CHP Mishawaka IN Rehab Owner, LLC
131.	CHP MOB Holding, LLC
132.	CHP NC Specialty Hospital Owner, LLC
133.	CHP NC-GA MOB Parent, LLC
134.	CHP Newburyport MA MOB Owner, LLC
135.	CHP New Orleans LA Rehab Owner, LLC
136.	CHP NNN Development Holding, LLC
137.	CHP North Mountain AZ MOB Owner, LLC
138.	CHP Novi MI MOB Owner, LLC
139.	CHP O'Fallon MO Owner, LLC

140.	CHP O'Fallon MO Tenant Corp.
141.	CHP Oklahoma City OK Rehab Owner, LLC
142.	CHP Oxford NC MOB Owner, LLC
143.	CHP Panama City FL Owner, LLC
144.	CHP Panama City FL Tenant Corp.
145.	CHP Park at Plainfield IL Owner, LLC
146.	CHP Park at Plainfield IL Tenant Corp. (d/b/a HarborChase of Plainfield) in Illinois
147.	CHP Partners, LP
148.	CHP Presbyterian-Charlotte MOB Parent, LLC
149.	CHP Presbyterian-Charlotte NC MOB Owner, LLC
150.	CHP Raider Ranch TX Owner, LLC
151.	CHP Raider Ranch TX Tenant Corp. (d/b/a The Isle at Raider Ranch) in Texas
152.	CHP Rome GA MOB Owner, LLC
153.	CHP Roxboro NC MOB Owner, LLC
154.	CHP Salem-Orchard Heights OR Owner, LLC
155.	CHP Salem-Orchard Heights OR Tenant Corp. (d/b/a Prestige Senior Living Orchard Heights Memory Care and Prestige Senior Living Orchard Heights) in Oregon
156.	CHP Salem-Southern Hills OR Owner, LLC
157.	CHP Salem-Southern Hills OR Tenant Corp. (d/b/a Prestige Senior Living Southern Hills) in Oregon
158.	CHP San Antonio TX Holding GP, LLC
159.	CHP San Antonio TX Holding, LP
160.	CHP San Antonio TX MOB GP, LLC
161.	CHP San Antonio TX MOB Owner, LP
162.	CHP Searcy Healthcare Owner, LLC
163.	CHP Senior Living Net Lease Holding, LLC
164.	CHP Shorewood WI Owner, LLC
165.	CHP Shorewood WI Tenant Corp.
166.	CHP SL Development Holding, LLC
167.	CHP SL Owner Holding I, LLC
168.	CHP SL Owner Holding II, LLC
169.	CHP South Bay Partners I, LLC
170.	CHP Sparks NV Owner, LLC
171.	CHP Sparks NV Tenant Corp.
172.	CHP Spivey I-Jonesboro GA MOB Owner, LLC
173.	CHP Spivey II-Jonesboro GA MOB Owner, LLC
174.	CHP Springs TX Owner, LLC
175.	CHP Springs TX Tenant Corp. (d/b/a The Springs) in Texas

176.	CHP Surprise AZ Rehab Owner, LLC
177.	CHP Tega Cay SC Owner, LLC
178.	CHP Tillamook-Five Rivers OR Owner, LLC
179.	CHP Tillamook-Five Rivers OR Tenant Corp. (d/b/a Prestige Senior Living Five Rivers) in Oregon
180.	CHP Town Village OK Owner, LLC
181.	CHP Town Village OK Tenant Corp.
182.	CHP TRS Development Holding, LLC
183.	CHP TRS Holding, Inc.
184.	CHP Tualatin-Riverwood OR Owner, LLC
185.	CHP Tualatin-Riverwood OR Tenant Corp. (d/b/a Prestige Senior Living Riverwood) in Oregon
186.	CHP Vancouver-Bridgewood WA Owner, LLC
187.	CHP Vancouver-Bridgewood WA Tenant Corp. (d/b/a Prestige Senior Living Bridgewood) in Washington
188.	CHP Watercrest at Katy TX Owner, LLC (d/b/a Watercrest at Katy) in Texas
189.	CHP Watercrest at Katy TX TRS Corp.
190.	CHP Watercrest at Mansfield Holding, LLC
191.	CHP Watercrest at Mansfield TX Owner, LLC (d/b/a Watercrest at Mansfield) in Texas
192.	CHP Watercrest at Mansfield TX TRS Corp. (d/b/a Watercrest at Mansfield) in Texas
193.	CHP Wausau WI Senior Living Owner, LLC
194.	CHP Westville IN MOB Owner, LLC
195.	CHP Yakima WA II JV Member, LLC
196.	CHP Yakima WA II Owner, LLC
197.	CHP Yakima WA II Tenant Corp. (d/b/a Fieldstone OrchardWest) in Washington
198.	CHP Yakima WA Owner, LLC
199.	CHP Yakima WA Tenant Corp. (d/b/a Fieldstone Memory Care) in Washington
200.	CHP Yelm-Rosemont WA Owner, LLC
201.	CHP Yelm-Rosemont WA Tenant Corp. (d/b/a Prestige Senior Living Rosemont) in Washington
202.	CHP Yuma AZ MOB Member, LLC
203.	CHP Yuma AZ MOB Owner, LLC
204.	CHT Aberdeen SD Senior Living, LLC
205.	CHT Billings MT Senior Living, LLC
206.	CHT Brookridge Heights MI Owner, LLC
207.	CHT Brookridge Heights MI Tenant Corp.
208.	CHT Casper WY Senior Living, LLC
209.	CHT Council Bluffs IA Senior Living, LLC
210.	CHT Curry House MI Owner, LLC
211.	CHT Curry House MI Tenant Corp.

212.	CHT Decatur IL Senior Living, LLC
213.	CHT GCI Partners I, LLC
214.	CHT Grand Island NE Senior Living, LLC
215.	CHT Harborchase Assisted Living Owner, LLC
216.	CHT Harborchase TRS Tenant Corp. (d/b/a Harborchase of Villages Crossing) in Florida
217.	CHT Lima OH Senior Living, LLC
218.	CHT Mansfield OH Senior Living, LLC
219.	CHT Marion OH Senior Living, LLC
220.	CHT Symphony Manor MD Owner, LLC
221.	CHT Symphony Manor MD Tenant Corp.
222.	CHT Tranquility at Fredericktowne MD Owner, LLC
223.	CHT Tranquility at Fredericktowne MD Tenant Corp.
224.	CHT Windsor Manor AL Holding, LLC
225.	CHT Windsor Manor TRS Corp.
226.	CHT Woodholme Gardens MD Owner, LLC
227.	CHT Woodholme Gardens MD Tenant Corp.
228.	CHT Zanesville OH Senior Living, LLC
229.	Grinnell IA Assisted Living Owner, LLC
230.	Grinnell IA Assisted Living Tenant, LLC
231.	Indianola IA Assisted Living Owner, LLC
232.	Indianola IA Assisted Living Tenant, LLC
233.	Nevada IA Assisted Living Owner, LLC
234.	Nevada IA Assisted Living Tenant, LLC
235.	Vinton IA Assisted Living Owner, LLC
236.	Vinton IA Assisted Living Tenant, LLC
237.	Webster City IA Assisted Living Owner, LLC
238.	Webster City IA Assisted Living Tenant, LLC